Docusign Envelope ID: 58E5B20C-89F2-43E4-A507-56B9DBD4B7D3
FIRST MODIFICATION AGREEMENT
THIS FIRST MODIFICATION AGREEMENT (this “Agreement”) is made and entered into as of October 17, 2024, by and between VINTAGE STOCK, INC., a Missouri corporation (“Borrower”), and BANK MIDWEST, a division of NBH Bank (together with its successors and assigns, “Bank”).
RECITALS
A.Borrower and Bank are parties to a Credit Agreement dated as of October 17, 2023, by and between Borrower and Bank (the “Credit Agreement”), pursuant to which Bank agreed to make certain loans and other financial accommodations available to Borrower as more particularly set forth therein.
B.Borrower and Bank desire to enter into this Agreement to amend the Credit Agreement to
(i) extend the Termination Date of the Revolving Credit Loan, (ii) Reduce the Revolving Credit Commitment, and (iii) make certain modifications to the Loan Documents as more particularly set forth below.
AGREEMENTS
In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:
1.Definitions. The Recitals to this Agreement are by this reference incorporated herein and made part of hereof. Capitalized terms used but not otherwise defined herein shall have the meaning given in the Credit Agreement.
2.Modification of the Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)The reference to “$15,000,000.00 Revolving Credit Loan” appearing on the cover page to the Credit Agreement is hereby deleted and replaced with a reference to “$10,000,000.00 Revolving Credit Loan”.
(b)The definition of the term “Adjusted Term SOFR Rate” appearing in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the following:
“Adjusted Term SOFR Rate” means the greater of (a) the Term SOFR Rate, plus 2.36% per annum, or (b) 5.00% per annum.
(c)The definition of the term “Eligible Inventory Advance Amount” appearing in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the following:
“Eligible Inventory Advance Amount” means an amount equal to 60% of the amount of the Eligible Inventory, calculated on the lower of cost or market.
(d)The following definition of the term “Inventory” is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:
“Inventory” and “inventory” each has the meaning assigned to it under the
UCC.

Docusign Envelope ID: 58E5B20C-89F2-43E4-A507-56B9DBD4B7D3

(e)The definition of the term “Revolving Credit Commitment” appearing in Section
1.1 of the Credit Agreement is hereby deleted and replaced with the following: “Revolving Credit Commitment” means $10,000,000.00.
(f)The definition of the term “Termination Date” appearing in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the following:
“Termination Date” means October 17, 2025.
(g)Exhibit B attached to the Credit Agreement is hereby deleted and replaced with Exhibit B attached to this Agreement.
(h)Schedule 5.18 attached to the Credit Agreement is hereby deleted and replaced with Schedule 5.18 attached to this Agreement.
3.Modification of Loan Documents. The Loan Documents are hereby amended to incorporate the terms of this Agreement. Any reference to the “Loan Documents” either collectively or to any individual “Loan Document” as contained in the Credit Agreement or any other Loan Document shall hereafter refer to such Loan Document or Loan Documents as modified by this Agreement and any future amendment, modification, renewal, extension or replacement thereof.
4.No Other Modifications. Except as expressly set forth herein, or necessary to incorporate the modifications and amendments herein, all the terms and conditions of the Loan Documents shall remain unmodified and in full force and effect, and Borrower confirms and ratifies all such documents and agrees to perform and comply with the terms and conditions of the Loan Documents, as modified herein.
5.Representations and Warranties. Borrower represents and warrants to Bank as follows:
(a)the representations and warranties of Borrower contained in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof (as if such representations and warranties were made as of the date hereof);
(b)the organizational documents described in Section 4.1(j) of the Credit Agreement are and remain in full force and effect and are unchanged since delivered to Bank as of the Closing Date, and Borrower has the power under such organizational documents to enter into this Agreement and to perform its obligations hereunder;
(c)the execution, delivery and performance by the Borrower of this Agreement have each been duly authorized by all necessary action, and does not contravene (i) any provision of the organizational documents of the Borrower, (ii) any law, rule, or regulation applicable to the Borrower or its properties, or (iii) any agreement or instrument to which the Borrower is a party or by which the Borrower is bound or to which it is subject;
(d)This Agreement is the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms;
(e)no registration with, or consent or approval of, or notice to, or other action by any other person for the execution, delivery and performance of this Agreement by Borrower is required or, if required, such registration has been made, such consent, approval or notice given, or such other appropriate action taken;

Docusign Envelope ID: 58E5B20C-89F2-43E4-A507-56B9DBD4B7D3

Docusign Envelope ID: 58E5B20C-89F2-43E4-A507-56B9DBD4B7D3

(f)Borrower has no defenses, counterclaims or rights of setoff against Bank, and no events have occurred which, with the giving of notice or passage of time, or both, would entitle Borrower to any such defenses, counterclaims or rights of setoff; and
(g)no Default or Event of Default exists and Bank is not in default under the Loan Documents or any instrument executed in connection with the Loans, and no condition exists which, with the giving of notice or lapse of time, or both, would constitute a default by Bank thereunder.
6.Conditions Precedent. It shall be a condition precedent to the effectiveness of this Agreement that: (a) no Default or Event of Default shall exist under the Credit Agreement or any other Loan Document; (b) the Borrower has delivered evidence of its authority to enter into this Agreement as well as the capacity of the individuals executing this Agreement on its behalf; (c) Guarantor has executed and delivered the Consent of Guarantor attached hereto to Bank; (d) Borrower has paid to Bank a non- refundable renewal fee in the amount of $15,000, which fee shall be deemed fully-earned upon receipt; (e) upon the request of the Bank, the Borrower shall have provided to the Bank, and the Bank shall be satisfied with, the documentation and other information so requested in connection with the applicable "know your customer" and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act; (f) if the Borrower qualifies as a "legal entity customer" under 31 C.F.R. § 1010.230, it shall deliver a certification regarding beneficial ownership required by 31 C.F.R. § 1010.230 to the Bank if so requested; and (g) the Bank shall have received such other items as it may reasonably request.
7.Costs and Expenses. Borrower will promptly pay, upon demand by Bank, all costs and expenses of Bank in connection with the execution and delivery of this Agreement and the other documents referenced herein and the consummation of the transactions contemplated hereby, including the reasonable fees and expenses of counsel to Bank.
8.No Impairment. Nothing in this Agreement shall be deemed to or shall in any manner prejudice or impair the Loan Documents. This Agreement shall not be deemed to be nor shall it constitute any alteration, waiver, annulment or variation of the liens and encumbrances of the Security Agreement or the other Loan Documents, or the terms and conditions of or any rights, powers, or remedies under the Loan Documents, except as expressly set forth herein.
9.Waiver of Claims and Defenses. Borrower and Guarantor hereby release, remise, acquit and forever discharge Bank and its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement, the Credit Agreement or the other Loan Documents (all of the foregoing hereinafter called the “Released Matters”). Borrower and Guarantor acknowledge that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters, may be pleaded as a full and complete defense to any action by Borrower or Guarantor against any or all of the Released Parties, and may be used as the basis for a permanent injunction against any action by Borrower or Guarantor against any or all of the Released Parties. Borrower and Guarantor represent and warrant to Bank that it has not purported to transfer, assign or otherwise convey any right, title or interest of Borrower or Guarantor in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

Docusign Envelope ID: 58E5B20C-89F2-43E4-A507-56B9DBD4B7D3

Docusign Envelope ID: 58E5B20C-89F2-43E4-A507-56B9DBD4B7D3

10.Time of the Essence. Time shall be of the essence of each and every provision of this Agreement of which time is an element.
11.Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Missouri without giving effect to any choice of law rules thereof.
12.Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
13.Counterparts. This Agreement may be executed in separate counterparts and all such counterparts when combined shall constitute one agreement. Delivery of an executed counterpart of this Agreement by electronic transmission shall constitute effective delivery thereof.
14.Waiver of Jury Trial. This Agreement and the other Loan Documents are subject to the waiver of jury set forth in Section 9.15 of the Credit Agreement.
15.Mo. Rev. Stat. § 432.047 Statement. The following statement is given pursuant to Mo. Rev. Stat. § 432.047: “Oral or unexecuted agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable, regardless of the legal theory upon which it is based that is in any way related to the credit agreement. To protect you (borrower(s)) and us (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.” For purposes of this Section 15 and the foregoing Missouri statute, all of the terms of the other Loan Documents are incorporated in and made part of this Agreement by reference; provided, however, that to the extent of any direct conflict between the terms of this Agreement and those of the other Loan Documents, the terms of this Agreement shall prevail and govern.

[signature page follows]

Docusign Envelope ID: 58E5B20C-89F2-43E4-A507-56B9DBD4B7D3

Docusign Envelope ID: 58E5B20C-89F2-43E4-A507-56B9DBD4B7D3

IN WITNESS WHEREOF, Bank and Borrower have executed this Agreement as of the date first written above.
BORROWER:

VINTAGE STOCK, INC.

By:
Seth Bayless, Chief Operating Officer and Vice President

BANK:

BANK MIDWEST, A DIVISION OF NBH BANK

By:         Lathem A. Scott, Vice President

Docusign Envelope ID: 58E5B20C-89F2-43E4-A507-56B9DBD4B7D3

Signature Page – First Modification Agreement

Docusign Envelope ID: 58E5B20C-89F2-43E4-A507-56B9DBD4B7D3

CONSENT OF GUARANTOR
The undersigned (the “Guarantor”) is a party to a Guaranty dated as of October 17, 2023 (the “Guaranty”) in favor of Bank. Guarantor represents and warrants to Bank as follows: (i) Guarantor has read and understands the foregoing Agreement, agrees to its terms and consents to its execution and delivery by the Borrower; (ii) Guarantor’s Guaranty remains in full force and effect in accordance with its terms and remains applicable to the guaranteed obligations, including, without limitation, the indebtedness and obligations of Borrower under the Credit Agreement and the other Loan Documents, as amended by the foregoing Agreement; (iii) Guarantor has no defenses, set-offs, counterclaims or other claims to or against Bank’s enforcement of its rights and remedies under the Guaranty to which Guarantor is a party, and Guarantor hereby joins in the waiver of claims and defenses set forth in Section 9 of the foregoing Agreement; and (iv) Guarantor has had an opportunity to consult with legal counsel of its choice in connection with the execution of this Consent of Guarantor and has either done so or has elected, in his sole discretion, not to do so. Capitalized terms used and not otherwise defined in this Consent of Guarantor shall have the meanings assigned thereto in the foregoing Agreement.
Dated as October 17, 2024.

GUARANTOR:

VINTAGE STOCK AFFILIATED HOLDINGS LLC

By:         Jon Isaac, President and Chief Executive Officer

Docusign Envelope ID: 58E5B20C-89F2-43E4-A507-56B9DBD4B7D3

Exhibit B
[Form of Borrowing Base Certificate] BORROWING BASE CERTIFICATE
(for the month ended     )

This Borrowing Base Certificate (the “Certificate”) is delivered pursuant to Section 6.2(e) of the Credit Agreement dated as of October 17, 2023, between Vintage Stock, Inc., a Missouri corporation (the “Borrower”) and Bank Midwest, a division of NBH Bank (the “Bank”) (the “Credit Agreement”). Capitalized terms used and not defined in this Certificate have the meanings given to them in the Credit Agreement.
The undersigned hereby certifies (solely in his or her capacity as an officer of Borrower and not in any personal capacity) that he or she is the     of the Borrower and, as such, is authorized to execute and deliver this Certificate on behalf of the Borrower, and that:

1.The Borrowing Base for the Borrower [and its Subsidiaries], at the month-end indicated above, is as follows:
A.Eligible Credit Card Receivables

1.total amount of Credit Card Receivables    $
2.less ineligible Credit Card Receivables    $
3.total Eligible CCR (line A1, minus A2)    $
4. 85% of Eligible CCR:    $

B.Eligible Inventory

1. New Inventory	$
2. Used Inventory	$
3. In-Transit Inventory	$
4. Total Inventory	$
5. Less ineligible Inventory:	$
6. total Eligible Inventory (line B4, minus B5)	$
7. 60% of Eligible Inventory	$

C.Borrowing Base

1. sum of lines A4 and B7	$
2. Revolving Credit Commitment	$
3. lesser of line C1 or C2	$
4. L/C Obligations	$
5. Borrowing Base Reserves	$
6. Line C3, less lines C4 and C5	$
7. Outstanding principal balance of Revolving Credit Loans	$
8. Availability	$

2.This Certificate is delivered to and may be conclusively relied upon by the Bank.

Docusign Envelope ID: 58E5B20C-89F2-43E4-A507-56B9DBD4B7D3

IN WITNESS WHEREOF, the undersigned has executed this certificate on behalf of the Borrower on     .

VINTAGE STOCK, INC.

By:     Name:     Title:

Docusign Envelope ID: 58E5B20C-89F2-43E4-A507-56B9DBD4B7D3

SCHEDULE 5.18

	Real Property and Collateral Locations
Store #	Address
101	3120 S. Main St., Ste. 7 Joplin	MO	64804
104	3040 S. Glenstone Ave. Springfield	MO	65804
107	2856 S. Glenstone Ave. Springfield	MO	65804
110	2611 N. Kansas Expressway Springfield	MO	65803
124	101 N. Range Line Rd., Ste. 118 Joplin	MO	64801
129	1320 Mid Rivers Mall St. Peters	MO	63376
130	25 South County Centerway St. Louis	MO	63129
134	651 N. Academy Blvd Colorado Springs	CO	80909
136	101 St Clair Square Fairview Heights	IL	62208
137	12120 15th Street Grandview	MO	64030
139	2300 Bernadatte Dr Columbia	MO	65203
147	1201 North Field Road Layton	UT	84041
153	74 West County Center Des Peres	MO	63131
157	14200 E. Alameda Ave Aurora	CO	80012
162	2424 US-6 Grand Junction	CO	81505
165	3020 E 20th Street Farmington	NM	87402
172	8501 Bowles Ave Space #2215 Littleton	CO	80123
203	6808 S. Memorial, Ste. 320 Tulsa	OK	74133
205	2409 W. Kenosha, Ste. 129 Broken Arrow	OK	74012
206	4505 W. Walnut, Ste. 5 Rogers	AR	72756
208	5353 E. 41st Tulsa	OK	74135
211	9045 N. 121 E. Ave., Ste. 200 Owasso	OK	74055
214	745 E. Joyce Blvd., Ste. 120 Fayetteville	AR	72703
215	7201 S.E. 29th. St., Ste. 208 Midwest City	OK	73110
218	1700 24th Ave., N.W. Norman	OK	73069
221	7257 S. Olympia Ave., W. Tulsa	OK	74132
222	7407 N. May Ave. Oklahoma City	OK	73116
227	30 E. 33rd. St. Edmond	OK	73013
232	5111 Rogers Ave, Suite 188 Fort Smith	AR	72903
233	7700 E Kellogg Dr, Ste G03B Wichita	KS	67207
235	4600 W. KELLOGG DR. SPACE Q06B Wichita	KS	67209
238	6317 SW 3rd St Oklahoma City	OK	73128
241	4901 N. Kickapoo St, Suite 5000 Shawnee	OK	74804
246	7301 B S. Pennsylvania Ave Oklahoma City	OK	73159
261	1155 Garth Brooks Blvd Yukon	OK	73099
309	1500 Harvey Road College Station	TX	77840
340	5809 Greenville Ave. Dallas	TX	75206
342	4601 S Broadway Ave Tyler	TX	75703
343	2620 N. Belt Line Rd. Irving	TX	75062

Docusign Envelope ID: 58E5B20C-89F2-43E4-A507-56B9DBD4B7D3

344	2811 Southwest Parkway	Wichita Falls	TX	76308
348	6001 West Waco Drive	Waco	TX	76681
349	4604 Southwest Loop, Ste. 820	Fort Worth	TX	76109
351	4280 Lavon Dr., Ste. 210	Dallas	TX	75040
354	1327 W. Pipeline Rd.	Hurst	TX	76053
355	4115 S. Cooper St., Ste. 201	Arlington	TX	76015
356	2311 Colorado Blvd., Ste. 111	Denton	TX	76205
358	2595 Preston Rd., Ste. 400	Frisco	TX	75034
359	4310 Buffalo Gap Road	Abilene	TX	79606
360	3500 McCann Rd, Space N01B	Longview	TX	75605
363	501 Main Street	Kerrville	TX	78028
364	3111 W Cuthbert Avenue	Midland	TX	79701
382	2100 Hamilton Place	Chattanooga	TN	37421
383	2801 Memorial Parkway South	Huntsville	AL	35801
384	2397 S. Stemmons Frwy., Ste. C	Lewisville	TX	75067
402	9200 Metcalf Ave., Ste. 2	Overland Park	KS	64804
412	902 E. North Ave.	Belton	MO	64012
413	1918 Star Dr., Ste. A	Liberty	MO	64068
416	4163 Sterling Ave.	Kansas City	MO	64133
417	3600 Country Club Dr, Space 230	Jefferson City	MO	65109
419	12280 Shawnee Mission Pkwy.	Shawnee	KS	66218
420	625 N.E. Coronado Dr.	Blue Springs	MO	64014
423	626 N.E. 291 Hwy.	Lee's Summit	MO	64086
425	8500 N.W. Prairie View Rd.	Kansas City	MO	64153
426	1930 S.W. Wanamaker Rd., Ste. B	Topeka	KS	66604
431	5351 N. Antioch Road	Kansas City	MO	64119
466	340 East 525 North	Harrisville	UT	84404
467	101 Best Avenue	Coeur d'Alene	ID	83814
468	605 N. Belt Highway	St. Joseph	MO	64506
469	2300 E 17th Street, Space 01232	Idaho Falls	ID	83404
470	6100 O Street Space 220	Lincoln	NE	68505
471	11717 W 95th Street	Overland Park	KS	66214
473	350 N. Milwaukee St Space #02323	Boise	ID	83704
474	2901 Brooks Street, Suite B-3	Missoula	MT	59801
910	202 E 32nd Street	Joplin	MO	64804